UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2023
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Notwithstanding Bandwidth Inc.’s (the “Company”) business with SVB as discussed below, the Company believes that the closure of SVB will not have a material impact on its business, liquidity position or results of operations.
The Company holds approximately $100,000 of cash on deposit at SVB.
The Company is party to a credit agreement (the “Credit Agreement”) among the Company, as borrower, the lenders from time to time party thereto, and SVB, as administrative agent, issuing lender and swingline lender. The Credit Agreement provides for a $50 million revolving credit facility (the “Credit Facility”), including a $20 million sublimit for the issuance of letters of credit and a swingline subfacility of up to $5 million. The Company has not borrowed any amounts pursuant to the Credit Agreement (and did not, in any of the prior three fiscal years, borrow any amount under any revolving credit facility (including revolving credit facilities under which the Company was borrower, which pre-dated the Credit Agreement)). A copy of the Credit Agreement is filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on February 23, 2023.
The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.
Forward-Looking Statements
This current report on Form 8-K includes forward-looking statements. All statements contained in this current report on Form 8-K other than statements of historical facts, including, without limitation, statements about the Company’s cash and marketable securities balance, cash flow from operations, financial position, banking relationships and needs for additional financing, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties set forth in the “Risk Factors” section of the Company’s latest Form 10-K filed with the Securities and Exchange Commission and any subsequent reports that the Company files with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the Company cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. The Company is under no obligation to update any of these forward-looking statements after the date of this current report on Form 8-K to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this current report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: March 13, 2023	By:	/s/ Devin M. Krupka
	Name:	Devin M. Krupka
	Title:	Senior Vice President, Corporate Controller